EXHIBIT 99.1

# PROLIANCE

**The products you know**
**The professionals you trust**

Springfield
Franconia

Annual Stockholders Meeting

May 8, 2008

Aftermarket heat exchange and
temperature control products

For cars and light trucks

And heavy duty applications

Forward Looking Statements

Statements included in this presentation, which are not historical in nature, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Statements relating to the future financial performance or liquidity of the Company are subject to business conditions and growth in the general economy and automotive and truck business, the impact of competitive products and pricing, changes in customer product mix, failure to obtain new customers or retain old customers or changes in the financial stability of customers, changes in the cost of raw materials, components or finished products, the discretionary actions of its suppliers and lenders, and changes in interest rates.

Such statements are based upon the current beliefs and expectations of Proliance management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.
When used in this presentation, the terms “anticipate,” “believe,” “estimate,” “expect,” “may,” “objective,” “plan,”
“possible,” “potential,” “project,” “will” and similar expressions identify forward-looking statements.

Factors that could cause Proliance’s results to differ materially from those described in the forward- looking statements can be found in the 2007 Annual Report on Form 10-K of Proliance, in the Quarterly Reports on
Forms 10-Q of Proliance, and Proliance’s other filings with the SEC.

The forward-looking statements contained in this presentation are made as of the date hereof, and we do not undertake any obligation to update any forward-looking statements, whether as a result of future events, new information or otherwise.

Overview

Leading global manufacturer and distributor of aftermarket heat exchange and temperature control products for automotive and heavy duty applications as well as marine markets

Primary geographic markets are in North and Central America and Europe

Leader in aftermarket radiators and heaters for light and heavy duty applications, among top suppliers in temperature control products

Recognized brands

Ultra-Seal®

Truck-Tough®

Ready-Aire®

NRF®

Air Pro Quality Parts®

Ready-Rad®

Truck Tough®

Tractor Tough®

HBX® and Heatbuster®

Modine®

Name Brands

Ready Core®

LeMaster Adapter®

Beta-Weld®

NRF®

MexPar®

Charge Air Coolers

Temperature Control Products

Radiators & Cores

Product Category

| | | |
|---|---|---|
| | • <br> • <br> • | • <br> • |
| | • <br> • | • <br> • |
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AMEX: PLI 4

FY07 Sales

NAPA

Carquest

AutoZone

Advance Auto Parts

Pep Boys

Customers served through 36 branches, including 9 regional plants, as well as through distributors

Heavy Duty

Alliance Group

Radiator Express

Hard Parts & Distributors

O’Reilly

CSK

Chain Retailers

Leading Customers

Sales Channel

Product Mix

Geographic Distribution

Auto &
Light Truck
Heat Exchange
65%

Auto &
Light Truck
Temperature
Control
12%

Heavy Duty
23%

Domestic
73%

International
27%

Domestic Associates
Hourly
Salaried
900
1,034
591
696
505
470
543
431

Branches
147
94
46
36

AMEX: PLI 5

Our Strategy Is Improving Results

Aggressively reengineered operating
model

Accelerated changes in branch
organization and distribution

Further reduced corporate and production
overhead

Significant strides to reduce unit costs
through

Product design

Manufacturing

Sourcing

Packaging improvements

Result

Profitable second half of 2007 before
restructuring and finance charges

Since Modine Merger

Since Modine Merger

1,934

July 2005

July 2005

December 2006

December 2006

December 2007

December 2007

March 2008

March 2008

1,287

975

974

Major Turnaround

Sales and gross margins declined due to selling via more distributors vs. branches, soft market conditions

Sharply reduced SG&A significantly expanded operating margins and EBITDA

Expect FY08 EBIT and EBITDA in the range of $20 million and $27.5 million, respectively

Full year benefit of 2007 cost reductions

Additional cost reduction programs in 2008

Excludes one-time costs associated with the significant damage at Southaven, MS distribution facility and additional resultant operating expenses associated with amendments to credit facility

$4.2

(0.5%)

$416.1

2006

$13.4

4.4%

$199.6

2007

Second Half

($1.2)

(2.2%)

$212.6

2006

+

+

(6%)

Change

$15.2

1.8%

$393.9

2007

Full Year

$ in Millions

265%

EBITDA (adjusted)(2)

+

Operating Margin (adjusted)(1)

(5%)

Sales

Change

(1) Operating income (loss) before one time charges

(2) Earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA less restructuring charges and the arbitration earn-out decision charge each constitute a “non-GAAP financial measure”
     as defined by the rules of the Securities and Exchange Commission. The Company has provided the foregoing data as it believes that it provides the marketplace with additional information useful in evaluating the financial performance of the Company during the periods presented.

International Growth

Sales up 13% to $107 million

7 percentage points of the increase
due to growth in heavy duty marine
market

Balance of the increase from
differences in exchange rates
(principally between the Euro and
the U.S. dollar)

International operations historically
profitable

$95

$107

2006

2007

International Sales

($ in Millions)

Southaven (Mississippi) Casualty Event

February 5:  Storms and tornadoes destroyed significant portion of auto/light truck heat exchange inventory

Southaven (Mississippi) Casualty Event

February 12:  Began shipping from interim facility

Tornado Aftermath and Financial Recovery Plan

Within a week of February 5 shipments resumed at interim distribution location

At roughly same time, Lender advises of “over-advance” due to loss of inventory collateral

Set off funding issue and intensive negotiations with Lender

Received first insurance advance for $10 million in mid-February

Lender applied it to pay down debt with no additional funds available to Company

Negotiated Second Amendment to Credit Agreement around mid-March

Third Amendment to Credit Agreement reached towards end of March

Second insurance advance of $11 million received mid-April

Expect to receive third insurance advance by May 31

Over-advance expected to be eliminated by May 31

Occupy new permanent distribution facility and achieve normal shipping performance by end of June

Amended Credit Agreement

Lender gave us

Continued funding

Over advance of up to $24.2 million through May 31st

Temporarily increased revolver to $40 million, from $25 million

Waved existing defaults, reset covenants to reflect the impact of Southaven event

More liberal application of insurance proceeds and proceeds from potential $30 million or more debt/equity raise

We gave the lender

Commitment to reduce over advance to zero by May 31st

Expect to do that via operating results, working capital management, insurance proceeds

Warrants representing 10% of fully diluted shares

Reduction to 5% not likely as new debt/equity raise will probably occur after May 31st

Increased interest rates

$3 million in fees

Positive Outlook for FY08

Sales

Domestic auto/light truck:  More favorable prospects for radiator and AC business

International:  Growth of European-based marine business

Heavy Duty:  Favorable performance

Costs

Full year benefit of FY07 cost reductions

Focus on additional cost reductions and excellent customer service

Expanding Nuevo Laredo radiator production to shorten North American supply chain

Financial Performance on Track

Expect FY08 operating income in the range of $20 million vs. $7 million in FY07*

Supported by 2nd half 2007 performance

Southaven event accelerating efforts to improve working capital efficiency

* Excludes one-time costs in both periods (including restructuring, arbitration earn-out decision, damage sustained at Southaven facility, amendment of our credit agreement)

Thank You

Thanks to all our customers and suppliers
who helped to continue our progress
in the face of difficult conditions
in the first quarter

Special thanks to our Associates
who worked successfully to get our business back on track
…tirelessly to provide outstanding service to our customers
…and diligently to improve our financial performance

Annual Stockholders Meeting

May 8, 2008

Aftermarket heat exchange and
temperature control products

For cars and light trucks

And heavy duty applications